SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1, 2003

MESA AIR GROUP, INC

(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North 44th Street, Suite 700, Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(602) 685-4000

TABLE OF CONTENTS

Item 9. Regulation FD Disclosure
Signatures
Exhibit 99

ITEM 9. REGULATION FD DISCLOSURE

     In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 – Results of Operations and Financial Condition. This information and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 1, 2003, Mesa Air Group, Inc. (the “Company”), announced via press release the Company’s results for its second quarter ended March 31, 2003 and conducted a publicly-available conference call discussing those results.

     This Current Report on Form 8-K is filed for the purpose of disclosing the press release dated May 1, 2003 attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Mesa Air Group, Inc.
	By	/s/ George Murnane III Executive Vice President and Chief Financial Officer

Dated: May 1, 2003

EXHIBITS

Exhibit No	Description

99	Press Release dated May 1, 2003, announcing second quarter financial results.

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